Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        In connection with the Amended Quarterly Report of Datameg, Corp., (the “Company”), on Form 10-QSB for the fiscal quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Benson, President and Sole Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of Datameg Corp. (the “Registrant”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Andrew Benson By: Andrew Benson President and Sole Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)